EXHIBIT 23.1

Board  of  Directors
Western  Goldfields,  Inc.


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                     ---------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated February 26, 2004, relating to the financial statements and financial statement schedules of Western Goldfields, Inc. which appears in Registration Statement No. 333-112036.



/s/  Williams & Webster, P.S.
Williams & Webster, P.S.
Spokane, Washington

August 30, 2004


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